UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 9, 2006
                                                  ------------------------------

                               VERINT SYSTEMS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                     0-15502             11-3200514
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    (State or Other Jurisdiction of       (Commission         (IRS Employer
            Incorporation)                 File Number)      Identification No.)

                330 South Service Road, Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (631) 962-9600
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OF ASSETS.

           On January 9, 2006, Verint Systems Inc. ("Verint") completed its acquisition of MultiVision Intelligent Surveillance Limited's networked video security business. The entire purchase price of approximately $51.2 million (which is subject to certain post-closing adjustments) was paid by Verint in cash.

           On January 9, 2006, Verint issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial Statements of Businesses Acquired.

           To be filed by amendment not later than 71 calendar days after the date that this current report is required to be filed.

           (b) Pro Forma Financial Information.

           To be filed by amendment not later than 71 calendar days after the date that this current report is required to be filed.

           (d) Exhibits.

         Exhibit No.          Description
         -----------          -----------

           99.1               Press Release of Verint Systems Inc., dated
                              January 9, 2006.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VERINT SYSTEMS INC.


                                        By:  /s/  Igal Nissim
                                            ------------------------------------
                                            Name:   Igal Nissim
                                            Title:  Chief Financial Officer



Date:  January 10, 2006





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
                                 EXHIBIT INDEX


         Exhibit No.          Description
         -----------          -----------

           99.1               Press Release of Verint Systems Inc., dated
                              January 9, 2006.















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